UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2015
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	145 Bank Street, Waterbury, Connecticut	06702
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 578-2202

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., will host Webster Investor Day 2015 for institutional investors and analysts today Wednesday, June 17, 2015 beginning at 9:00 a.m. EDT. Chairman and Chief Executive Officer James C. Smith; President Joseph J. Savage; Executive Vice President and Chief Financial Officer Glenn I. MacInnes; and several members of the Webster executive management team will make presentations on Webster's business activities and strategies. The presentations are expected to conclude by 3:00 p.m.

Presentation slides and a link to the live audio webcast will be available in the Investor Relations section of Webster's website at www.wbst.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: June 17, 2015	By:	/s/ Glenn I. MacInnes
Glenn I. MacInnes
Executive Vice President and Chief Financial Officer